                                                               EXHIBIT 10.15(f)

                                                               EXECUTION COPY


                                AMENDMENT NO. 6 TO
                    RESTRUCTURED CREDIT AND GUARANTY AGREEMENT


    AMENDMENT dated as of February 1, 1996 among Memorex Telex Corporation (the "Company"), Memorex Telex N.V., Memorex Telex Holding N.V., Memorex Telex Distribution N.V., Tulsa Computer Products, Ltd., the Lenders listed on the signature pages hereof and Morgan Guaranty Trust Company of New York, in its capacity as agent (the "Agent").


                              W I T N E S S E T H:



    WHEREAS, the parties hereto have heretofore entered into the Restructured Credit and Guaranty Agreement dated as of March 24, 1994 (as heretofore amended, the "Agreement"); and

    WHEREAS, the parties hereto desire to amend the Agreement to provide for additional covenants under the Agreement and to waive certain provisions thereof;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

    SECTION 2. WAIVER. Compliance with the requirement of Section 6.11 of the Agreement that the ratio of EBITDA to Cash Interest Expense for the period of twelve consecutive calendar months ending on December 31, 1995 not be less than 2.50 to 1.00 is hereby waived.

    SECTION 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 4. COUNTERPARTS; EFFECTIVENESS. This Amendment shall become effective as of the date hereof when the


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Agent shall have received duly executed counterparts hereof signed by (i) all parties hereto other than the Lenders and (ii) the Required Lenders (or in the case of any party from which an executed counterpart shall not have been received, the Agent shall have received facsimile, telegraphic, telex or other written confirmation from such party). This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first above written.

BORROWERS AND GUARANTOR

                                     MEMOREX TELEX N.V.


                                     By
                                       ----------------------------------
                                       Title:



                                     MEMOREX TELEX CORPORATION

                                     By
                                       ----------------------------------
                                       Title:



                                      MEMOREX TELEX DISTRIBUTION N.V.

                                     By
                                       ----------------------------------
                                       Title:



                                     MEMOREX TELEX HOLDING N.V.

                                     By
                                       ----------------------------------
                                       Title:


                                     TULSA COMPUTER PRODUCTS, LTD.

                                     By
                                       ----------------------------------
                                       Title:

AGENT:

                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent

                                     By
                                       ----------------------------------
                                       Title:

LENDERS:

                                     ABN AMRO BANK N.V.,
                                       AMSTERDAM BRANCH

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     BANQUE WORMS CAPITAL CORP.

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     BAYERISCHE VEREINSBANK
                                     AKTIENGESELLSCHAFT, LONDON BRANCH

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     CERBERUS PARTNERS, L.P.

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:

                                     GRACE BROTHERS LTD.

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, LONDON BRANCH

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     NEW VERNON PARTNERS L.P.

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     PARESCO INC.

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     PEARL STREET L.P.

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:

                                     PEQUA TRADING CORP.

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     PRINCIPAL MUTUAL LIFE
                                       INSURANCE COMPANY

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     SARANAC INVESTORS L.P.

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:

                                     THE PRESIDENT AND FELLOWS
                                       OF HARVARD COLLEGE

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     THE ROCKEFELLER FOUNDATION

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     VEGA OFFSHORE FUND TRUST

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     VEGA PARTNERS L.P.

                                     By: Whippoorwill Associates, Inc.,
                                           as General Partner

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:

                                     VEGA PARTNERS II L.P.

                                     By: Whippoorwill Associates, Inc.,
                                           as General Partner

                                     By
                                       ----------------------------------
                                       Name:
                                       Title:


                                     25307 PARTNERSHIP

                                     By: Whippoorwill Associates, Inc.,
                                           as agent

                                     By
                                       ----------------------------------
                                       Name:
                                       Title: